THIS AGREEMENT made in triplicate on the 31st day of March 1999

BY AND BETWEEN:

      LUNA TECHNOLOGIES INC. a body corporate incorporated under the laws of the Province of British Columbia, Canada

            (hereinafter referred to as "the Vendor")

                                                OF THE FIRST PART

                        AND


      LUNA TECHNOLOGIES INTERNATIONAL, INC. a body corporate incorporated under the laws of the State of Delaware, USA

            (hereinafter referred to as "the Purchaser")

                                                OF THE SECOND PART


WHEREAS  the  Vendor   operates   and  carries  on  a   photoluminescent   sign,
photoluminescent product design and emergency wayfinding systems business.

AND WHEREAS the Vendor has incurred significant research and development expenditures on the invention hereinafter referred to and is the assignee of all the exclusive right, title and interest, pursuant to an assignment in writing dated the 19th day of November 1997 made between the Vendor as assignee and Douglas Sinclair and Kimberly Landry (hereinafter called the "Inventors") as assignors, of proprietary technology for a new photoluminescence illumination invention and process known as a "PHOTOLUMINESCENT LIGHT EMITTER WITH ENHANCED PHOTOMETRIC BRIGHTNESS CHARACTERISTICS" (hereinafter referred to as "the invention"):

AND WHEREAS the Vendor is desirous of selling, assigning and transferring all its right, title and interest in the said invention and patent application based thereon to the Purchaser.

AND WHEREAS the Purchaser is desirous of purchasing the exclusive right, title and interest of the Vendor in the invention and patent application based thereon and having the following assigned from the Vendor to the Purchaser on the terms and conditions herein set forth:

   o the patent application dated the 19th day of November 1997 made by Kimberly Landry and Douglas Sinclair and assigned to the Vendor on the 19th day of November 1997(a copy of which is attached hereto as Schedule "A"), and

WITNESSETH THEREFORE IN CONSIDERATION OF THE MUTUAL PROMISES, COVENANTS, AND REPRESENTATIONS CONTAINED HEREIN, THE PARTIES AGREE AS FOLLOWS:

ARTICLE I DEFINITIONS:

1.01 In this agreement unless there is something in the subject matter or context inconsistent therewith:

      (a)"Closing Date" shall mean:

         (i)   The 3Oth day of April 1999
        (ii)  Such other earlier date as the Parties hereto may mutually agree

      (b) "Effective Date" shall mean the 31st day of March 1999

ARTICLE II - SALE OF TECHNOLOGY

2.01 The Vendor agrees to sell and the Purchaser agrees to purchase as at the Effective Date, at and for the price of Ninety Thousand Dollars USD ($90,000
USD), all of the Vendor's right, title and interest in the invention and which for greater clarity but without in any way restricting the foregoing definition, shall include:

(i) that certain patent application dated the 19th day of November 1997 made by Douglas Sinclair and Kimberly Landry and assigned to the Vendor on the 19th day of November 1997 for the proprietary technology known as a PHOTOLUMINESCENT LIGHT EMITTER WITH ENHANCED PHOTOMETRIC BRIGHTNESS CHARACTERISTICS including all research and development expended on such technology to the date hereof. The said Douglas Sinclair and Kimberly Landry having developed the proprietary technology and having applied for a patent pursuant to application number 08/979,094 filed with United States Patent and Trademark Office, a copy of which is appended hereto as Schedule "A".

The Purchaser hereby acknowledges that the invention herein purchased and the patent application based thereon is being purchased without any warranty or representation from the Vendor or the Inventors that a patent will issue for such invention IN THE UNITED STATES PATENT AND TRADEMARK OFFICE or in any other country or jurisdiction and further that such invention has any commercial viability or fitness for any particular purpose.

2.03 The Vendor's right, title and interest in the invention at the Effective Date and on the Closing Date shall be free and clear of all claims, encumbrances, charges and other third party rights or interests.

2.04 The Purchaser shall not be deemed by this agreement to have accepted any obligation or assumed any obligation or responsibility for the payment of any debt, obligation, liability, claim or demand of whatsoever nature of or against the Vendor in respect of the invention or patent application.

ARTICLE III UNDERTAKING BY THE VENDOR

The Vendor undertakes that it will not, prior to the Closing Date sell or otherwise in any way assign, transfer, alienate, hypothecate or dispose of to any person, firm or corporation its right, title, and interest in the invention or the patent application sold to the Purchaser.

ARTICLE IV EXAMINATION AND VERIFICATION

The Purchaser shall have the right during the period from the date hereof to the date of closing to verify or cause to be verified the representations and warranties set out herein below, and to examine all the technical documents, records, reports and files of the Vendor so as to satisfy the Purchaser of the technical and financial viability of such invention. Any such examination shall not prejudice the Purchaser's right with respect to any of the Purchaser's rights with respect to any claims for breach of any such representations and warranties.

ARTICLE V INTERIM OPERATION

(a) During the period from and including the Effective Date to and including the Closing Date, the Vendor shall not undertake any activity or do anything which will result in the reduction of the value of the invention or impair the patent application process based thereon.

ARTICLE VI TERMINATION

If prior to the Closing Date:

(a) The examination and verification by the Purchaser or on its behalf shall reveal that the representations and warranties set out herein are not accurate or true, or

(b) Any condition which is to be fulfilled by the Vendor before the Closing Date is not so fulfilled and the Purchaser has not waived its fulfillment,

The Purchaser shall give the Vendor immediate notice in writing of such fact, giving the pertinent details known to the Purchaser in respect thereof, and the Closing Date shall then be postponed for a period of Seven (7) days and if such breach or failure complained of is not remedied within Five (5) days of such notice, the Purchaser, at its option, within Two (2) days from the expiry of said delay of Five (5) days, may terminate the Agreement by notice in writing to the Vendor, whereupon the transaction contemplated by this agreement shall be cancelled ab initio and the Parties hereto will be reinstated to the same position in which they were prior to the date hereof; Provided however, that in the event the Purchaser does not then so terminate the Agreement, the decision not to terminate the Agreement shall not prejudice the Purchaser's right with respect to any claims for breach of the said representations and warranties.

ARTICLE VII DELIVERY AT CLOSING DATE

Unless the Agreement shall have been terminated by the Purchaser prior to the Closing Date pursuant to ARTICLE VI hereof:

(a)   The Purchaser shall:

         (i) deliver to the Vendor on the date for closing at the place for closing, a promissory note in the sum of Ninety Thousand Dollars USD ($90,000 USD), which sum shall be due and payable without interest on or before the 30th day of June 2000. The Purchaser shall have the right to prepay any or the entire said sum without notice or bonus.

         (ii) deliver to the Vendor on the date for closing at the place for closing a certificate signed by the Directors that all necessary corporate action has been taken to approve, confirm, and adopt this agreement and to authorize the execution and delivery of all documents herein and the performance of acts and consummation of all transactions on the part of Purchaser to be done or performed hereunder.

(a)   The Vendor shall:

         (i) have taken all necessary corporate action by the Directors to approve, ratify, confirm and adopt this agreement, and to authorize the execution and delivery of all documents herein and the performance of all acts and consummation of all transactions on the part of the Vendor to be done or performed hereunder.

         (ii) deliver to the Purchaser at the Closing Date a certificate signed by the Directors to the effect that the following representations and warranties which the Vendor is hereby making to the Purchaser, are true and correct as at the Closing Date.

         (iii) deliver to the Purchaser an assignment in registerable form of Patent Application 08/979,094 satisfactory to the Purchaser, which assignment has been acknowledged, approved and consented to by the Inventors.

ARTICLE VIII THE DIRECTORS OF THE VENDOR WARRANT AND REPRESENT:

(a)  That the Vendor was duly incorporated and is a valid and subsisting company

(b) That the Vendor has the corporate power to sell the invention and assign the patent application based thereon set out in Schedule "A" herein.

(c) That no other person, firm or company has any right, title or interest in the patent application filed by Douglas Sinclair and Kimberly Landry, for the proprietary technology and invention known as a PHOTOLUMINESCENT LIGHT EMITTER WITH ENHANCED PHOTOMETRIC BRIGHTNESS CHARACTERISTICS and the Vendor is currently the developer and exclusive owner of the aforesaid invention which is more particularly described in Schedule "A".

ARTICLE IX REPRESENTATIONS FOR PURCHASER'S BENEFIT

All of the representations and warranties hereby made by the Vendor and to be made by the Vendor at the Closing Date and all of conditions contained herein to be performed by the Vendor shall be for the Purchaser's benefit and the Purchaser shall have the right at any time to waive the same without prejudice to any of its recourses with respect to any other breaches by the Vendor. All of the representations and warranties contained herein and made by the Vendor shall survive the Closing Date.

ARTICLE X REDUCTION IN PURCHASE PRICE FOR BREACH

It is understood and agreed that any recourse in favor of the Purchaser arising from:

      (a) Any loss and claims the cause of which originated prior or that might be sustained after the Closing Date, as a result of undisclosed claims, charges and liabilities generally, to the extent that said loss is not covered by insurance, and as a result of any misrepresentations or warranties by the Vendor herein, shall be exercised against but not limited to the balance (if any) of the purchase price and shall operate in reduction of same provided that, in the event any such claim shall be made or any loss shall be sustained, then the Purchaser shall give the Vendor notice in writing of such claim or loss, and the Vendor shall be afforded reasonable facilities for investigating such claim or loss, and the Purchaser shall act in accordance with the Vendors instructions, if the Vendors instructions are communicated to the Purchaser in ample time to enable the Purchaser to take appropriate action, or, failing receipt of such instructions, as the Purchaser may deem expedient in the circumstances; and if the Purchaser then pays any amount in settlement, including penalties and interest, if any, and for legal and accounting services in respect of negotiations for settlement thereof or by way of costs upon or in respect of the contestation thereof, and the Vendor shall not have paid the Purchaser, upon demand, the purchase price to be paid to the Vendor shall be reduced proportionately by the amount that the sum paid by the Purchaser bears to the value of the invention and patent application sold, transferred or assigned at the date of this agreement.

ARTICLE XI CLOSING

The closing shall take place at the Vendor's offices at Vancouver, British Columbia, at 10:00 a.m. on April 30th, 1999 or such other date as may be agreed upon by the Parties.

ARTICLE XII NOTICE

Any notice to be given hereunder shall be deemed to have been duly given if reduced to writing, signed by or on behalf of the Party giving such notice and delivered by hand or mailed by registered mail, postage prepaid and addressed as follows:

(a)  If for the Purchaser,  at: 4714 Ballard Avenue NW #300 Seattle,  Washington
     USA
(b)  If for the Vendor, at: #2 - 2773 Barnet Highway, Coquitlam BC, Canada

and if mailed, such notice shall be deemed to have been received on the fifth business day next following the date of mailing. Any Party may, by notice given in accordance with the foregoing, change their address for the purposes of this clause.

ARTICLE XIII SUCCESSORS AND ASSIGNS

This agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective legal representatives, successors and assigns.

ARTICLE XIV LAWS

This Agreement shall be governed by and interpreted in accordance with the laws of the State of Washington, USA.

ARTICLE XVI CONFIDENTIALITY

In the event the transaction contemplated hereby, for any reason whatsoever is cancelled, the Purchaser shall then be under the obligation to treat all information that the Purchaser might then have acquired in relation to the Vendor's proprietary technology, invention and patent application as strictly confidential.

ARTICLE XVII COSTS

It is understood and agreed that each of the Parties hereto shall pay their own costs and expenses relating to the transaction contemplated herein including all fees and expenses of their accountants and counsel.

IN WITNESS WHEREOF THE PARTIES HERETO HAVE AFFIXED THEIR RESPECTIVE CORPORATE SEALS BY THEIR OFFICERS PROPERLY AUTHORIZED IN THAT BEHALF, THE DAY AND YEAR FIRST ABOVE WRITTEN.

LUNA TECHNOLOGIES INTERNATIONAL, INC.
Per:


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LUNA TECHNOLOGIES INC.
Per:


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